Exhibit 99.1

Investor Contact:	Linda Hurt	FOR IMMEDIATE RELEASE
(817) 352-6452

Media Contact:	John Ambler
(817) 867-6407

Burlington Northern Santa Fe Reports
Fourth Quarter/Full Year 2008 Results

•	Quarterly earnings were $1.79 per diluted share, or 23 percent higher than fourth-quarter 2007 earnings of $1.46 per diluted share.

•	Fourth-quarter freight revenues rose $124 million, or 3 percent, to $4.25 billion compared with the same prior year period, on improved yields and higher fuel surcharges offset by lower volumes.

•	Operating income was $1.12 billion, an increase of $166 million, or 17 percent, compared with the fourth quarter of 2007.

•	Full-year 2008 earnings per diluted share were $6.08, or 19 percent higher than full-year 2007 earnings of $5.10.

                         FORT WORTH, Texas, January 21, 2009 - Burlington Northern Santa Fe Corporation (BNSF) (NYSE: BNI) today reported quarterly earnings of $1.79 per diluted share, an increase of 23 percent compared with fourth-quarter 2007 earnings of $1.46 per share.

                         “During 2008, BNSF earned $6.08 per share, an increase of 19 percent compared with 2007, and had its best on-time performance in more than five years despite significant weather disruptions,” said Matthew K. Rose, BNSF Chairman, President and Chief Executive Officer. “The second half of the fourth quarter saw a significant downshift in economic activity related to the global recession. Given the current economic uncertainty, we are focused on effectively managing our resources and driving continued productivity throughout our organization,” Rose added.

 -more-

                         Fourth-quarter 2008 freight revenues increased $124 million, or 3 percent, to $4.25 billion compared with $4.12 billion in the prior year. The 3-percent increase in revenue was primarily driven by improved yields and approximately $220 million from higher collection of fuel surcharges, which was significantly influenced by the two-month lag in fuel surcharge pricing affecting the majority of our business. The increase in revenue more than offset a 7-percent decline in unit volumes.

                         Coal revenues were up $173 million, or 19 percent, to $1.07 billion, due to improved yields, contractual economic escalators and increased unit volumes. Agricultural Products revenues rose $34 million, or 4 percent, to $838 million for the fourth quarter of 2008.  This increase was primarily due to strong yields, offset by lower unit volumes principally resulting from lower export volumes.  Industrial Products revenues of $919 million were $7 million, or about 1 percent lower than the fourth quarter of 2007.  Improved yields in the Industrial Products business group were more than offset by lower unit volumes due to soft economic conditions and continued weakness in the housing market. Consumer Products revenues decreased $76 million, or 5 percent, to $1.42 billion, driven by a decline in unit volumes as a result of lower demand due to the weakness in the consumer economy. Increased fuel surcharges benefited each of the business units.

                         Operating expenses for the fourth quarter of 2008 were $3.26 billion, a 1-percent reduction compared with fourth-quarter 2007 operating expenses of $3.30 billion.

                         For the full year of 2008, BNSF achieved operating revenues of $18.0 billion, a 14-percent increase over 2007, which included revenue increases in each of the Company’s four business groups.   Operating expenses were $14.1 billion, an increase of $1.8 billion over 2007. The $1.8 billion increase in operating expenses was primarily driven by a $1.3 billion increase in fuel expense due to higher fuel prices.  BNSF achieved a 19-percent increase in earnings per diluted share in 2008.

                         Burlington Northern Santa Fe Corporation’s subsidiary BNSF Railway Company operates one of the largest North American rail networks, with about 32,000 route miles in 28 states and two Canadian provinces. BNSF Railway Company is among the world's top transporters of intermodal traffic, moves more grain than any other American railroad, carries the components of many of the products we depend on daily, and hauls enough low-sulfur coal to generate about ten percent of the electricity produced in the United States. BNSF Railway Company is an industry leader in Web-enabling a variety of customer transactions at www.bnsf.com.

Financial information follows:

Burlington Northern Santa Fe Corporation
Consolidated Income Information *
(Dollars in millions, except per share data)

	Three Months
	Ended December 31,		Year Ended December 31,
	2008	2007	2008		2007		2006

Operating revenues
Freight revenues	$4,245	$4,121	$17,503		$15,349		$14,545
Other revenues	128	124	515		453		440
Total operating revenues	4,373	4,245	18,018		15,802		14,985

Operating expenses
Fuel	955	995	4,640		3,327		2,856
Compensation and benefits	937	979	3,884		3,773		3,816
Purchased services	534	513	2,136		2,023		1,906
Depreciation and amortization	358	340	1,397		1,293		1,176
Equipment rents	218	238	901		942		930
Materials and other	255	230	1,148	(a)	958	(b)	780
Total operating expenses	3,257	3,295	14,106		12,316		11,464

Operating income	1,116	950	3,912		3,486		3,521
Interest expense	137	126	533		511		485
Other expense, net	−	1	11		18		40

Income before income taxes	979	823	3,368		2,957		2,996
Income tax expense	364	306	1,253		1,128		1,107

Net income	$615	$517	$2,115		$1,829		$1,889

Diluted earnings per share	$1.79	$1.46	$6.08		$5.10		$5.11

Diluted average shares outstanding (in millions)	343.5	354.3	347.8		358.9		369.8

Operating ratio (c)	73.7%	76.9%	77.6%		77.3%		75.8%

* Certain prior period amounts have been reclassified to conform with the current period presentation.

(a) Second quarter 2008 includes a $175 million increase in expense related to environmental matters in Montana and $15 million for additional personal injury accruals.

(b) 2007 includes a first-quarter charge of $81 million for additional environmental expenses and a technology system write-off.

(c) Calculated as total operating expenses less other revenues divided by freight revenues.

Burlington Northern Santa Fe Corporation
Consolidated Income Information 2008 *
(Dollars in millions, except per share data)

					2008
	1st	2nd	3rd	4th	Full
	Quarter	Quarter	Quarter	Quarter	Year

Operating revenues
Freight revenues	$4,143	$4,349	$4,766	$4,245	$17,503
Other revenues	118	129	140	128	515
Total operating revenues	4,261	4,478	4,906	4,373	18,018

Operating expenses
Fuel	1,045	1,291	1,349	955	4,640
Compensation and benefits	983	951	1,013	937	3,884
Purchased services	525	540	537	534	2,136
Depreciation and amortization	341	349	349	358	1,397
Equipment rents	230	223	230	218	901
Materials and other (a)	262	410	221	255	1,148
Total operating expenses	3,386	3,764	3,699	3,257	14,106

Operating income	875	714	1,207	1,116	3,912
Interest expense	134	140	122	137	533
Other expense, net	−	5	6	−	11

Income before income taxes	741	569	1,079	979	3,368
Income tax expense	286	219	384	364	1,253

Net income	$455	$350	$695	$615	$2,115

Diluted earnings per share	$1.30	$1.00	$2.00	$1.79	$6.08

Diluted average shares outstanding (in millions)	351.3	349.2	347.2	343.5	347.8

Operating ratio (b)	78.9%	83.6%	74.7%	73.7%	77.6%

* Certain comparative prior period amounts have been adjusted to conform to the current period presentation.

(a) Second quarter includes a $175 million increase in expense related to environmental matters in Montana and $15 million for additional personal injury accruals.

(b) Calculated as total operating expenses less other revenues divided by freight revenues.

Burlington Northern Santa Fe Corporation
Consolidated Income Information 2007 *
(Dollars in millions, except per share data)

					2007
	1st	2nd	3rd	4th	Full
	Quarter	Quarter	Quarter	Quarter	Year

Operating revenues
Freight revenues	$3,544	$3,736	$3,948	$4,121	$15,349
Other revenues	101	107	121	124	453
Total operating revenues	3,645	3,843	4,069	4,245	15,802

Operating expenses
Fuel	681	803	848	995	3,327
Compensation and benefits	932	925	937	979	3,773
Purchased services	502	507	501	513	2,023
Depreciation and amortization	307	322	324	340	1,293
Equipment rents	232	237	235	238	942
Materials and other (a)	297	208	223	230	958
Total operating expenses	2,951	3,002	3,068	3,295	12,316

Operating income	694	841	1,001	950	3,486
Interest expense	121	132	132	126	511
Other expense, net	5	6	6	1	18

Income before income taxes	568	703	863	823	2,957
Income tax expense	219	270	333	306	1,128

Net income	$349	$433	$530	$517	$1,829

Diluted earnings per share	$0.96	$1.20	$1.48	$1.46	$5.10

Diluted average shares outstanding (in millions)	363.7	360.8	357.1	354.3	358.9

Operating ratio (b)	80.4%	77.5%	74.6%	76.9%	77.3%

* Certain comparative prior period amounts have been adjusted to conform to the current period presentation.

(a) First quarter includes a charge of $81 million for additional environmental expenses and a technology system write-off.

(b) Calculated as total operating expenses less other revenues divided by freight revenues.

Burlington Northern Santa Fe Corporation
Consolidated Balance Sheet Information
(Dollars in millions, except per share amounts)

	December 31,
	2008	2007

Assets
Current assets:
Cash and cash equivalents	$633	$330
Accounts receivable, net	847	790
Materials and supplies	525	579
Current portion of deferred income taxes	442	290
Other current assets	218	192
Total current assets	2,665	2,181

Property and equipment, net	30,847	29,567

Other assets	2,891	1,835

Total assets	$36,403	$33,583

Liabilities and stockholders' equity
Current liabilities:
Accounts payable and other current liabilities	$3,190	$2,824
Long-term debt due within one year	456	411
Total current liabilities	3,646	3,235

Long-term debt and commercial paper	9,099	7,735
Deferred income taxes	8,590	8,484
Pension and retiree health and welfare liability	1,047	444
Casualty and environmental liabilities	959	843
Employee separation costs	57	77
Other liabilities	1,874	1,621
Total liabilities	25,272	22,439

Stockholders' equity:
Common stock and additional paid-in capital	7,636	7,353
Retained earnings	12,764	11,152
Treasury stock and other	(9,269)	(7,361)
Total stockholders' equity	11,131	11,144

Total liabilities and stockholders' equity	$36,403	$33,583

Book value per share	$32.82	$32.05
Common shares outstanding (in millions)	339.2	347.7
Net debt to total capitalization (a)	44.5%	41.2%

(a) Net debt is calculated as total debt less cash and cash equivalents, and capitalization is calculated as the sum of net debt and total stockholders' equity.

Burlington Northern Santa Fe Corporation
Consolidated Cash Flow Information *
(in millions)

	Three Months
	Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007	2006

Operating activities

Net income	$615	$517	$2,115	$1,829	$1,889
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	358	340	1,397	1,293	1,176
Deferred income taxes	169	60	417	280	316
Long-term casualty and environmental liabilities, net	(31)	−	150	26	(55)
Other, net	27	25	66	162	(70)
Changes in accounts receivable sales program	(528)	100	(250)	−	−
Other changes in working capital	64	(15)	82	(98)	(67)

Net cash provided by operating activities	674	1,027	3,977	3,492	3,189

Investing activities

Capital expenditures	(463)	(473)	(2,175)	(2,248)	(2,014)
Construction costs for facility financing obligation	(26)	(19)	(64)	(37)	(14)
Equipment awaiting financing, net	(115)	217	(593)	33	21
Other, net	(88)	(29)	(241)	(163)	(160)

Net cash used for investing activities	(692)	(304)	(3,073)	(2,415)	(2,167)

Financing activities

Net borrowings (payments)	557	(425)	772	234	116
Dividends paid	(137)	(112)	(471)	(380)	(310)
Purchase of BNSF common stock	(269)	(301)	(1,147)	(1,265)	(730)
Proceeds from stock options exercised	4	16	91	142	116
Proceeds from facility financing obligation	18	41	68	41	−
Other, net	2	13	86	106	86

Net cash provided by (used for) financing activities	175	(768)	(601)	(1,122)	(722)
Increase (decrease) in cash and cash equivalents	157	(45)	303	(45)	300

Cash and cash equivalents:
Beginning of period	476	375	330	375	75
End of period	$633	$330	$633	$330	$375

*	Certain comparative prior period amounts have been adjusted to conform to the current period presentation.

Burlington Northern Santa Fe Corporation
Consolidated Cash Flow Information *
(in millions)

					2008
	1st	2nd	3rd	4th	Full
	Quarter	Quarter	Quarter	Quarter	Year

Operating activities

Net income	$455	$350	$695	$615	$2,115
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	341	349	349	358	1,397
Deferred income taxes	83	49	116	169	417
Long-term casualty and environmental liabilities, net	7	184	(10)	(31)	150
Other, net	1	32	6	27	66
Changes in accounts receivable sales program	−	−	278	(528)	(250)
Other changes in working capital	28	(223)	213	64	82

Net cash provided by operating activities	915	741	1,647	674	3,977

Investing activities

Capital expenditures	(468)	(574)	(670)	(463)	(2,175)
Construction costs for facility financing obligation	(4)	(13)	(21)	(26)	(64)
Equipment awaiting financing, net	(173)	(67)	(238)	(115)	(593)
Other, net	(98)	(12)	(43)	(88)	(241)

Net cash used for investing activities	(743)	(666)	(972)	(692)	(3,073)

Financing activities

Net borrowings (payments)	430	155	(370)	557	772
Dividends paid	(112)	(111)	(111)	(137)	(471)
Purchase of BNSF common stock	(373)	(269)	(236)	(269)	(1,147)
Proceeds from stock options exercised	35	44	8	4	91
Proceeds from facility financing obligation	18	11	21	18	68
Other, net	25	51	8	2	86

Net cash provided by (used for) financing activities	23	(119)	(680)	175	(601)
Increase (decrease) in cash and cash equivalents	195	(44)	(5)	157	303

Cash and cash equivalents:
Beginning of period	330	525	481	476	330
End of period	$525	$481	$476	$633	$633

* Certain interim period amounts have been reclassified to conform with the current period presentation.

Burlington Northern Santa Fe Corporation
Operating Statistics *

	Three Months
	Ended December 31,		Year Ended December 31,
	2008	2007	2008		2007		2006

Revenue Statistics

Cars / units (in thousands)	2,409	2,600	9,994		10,318		10,637

Average revenue per car / unit	$1,762	$1,585	$1,751		$1,488		$1,367

Average length of haul (miles)	1,097	1,082	1,090		1,079		1,071

Revenue ton miles (in millions)	161,941	170,246	664,384		657,572		647,857

Freight revenue / thousand GTM	$15.65	$14.30	$15.63		$13.69		$12.99

Freight revenue / thousand RTM	$26.21	$24.21	$26.34		$23.34		$22.45

Operating / Productivity Statistics

Operating Expense
Gross ton miles (in millions)	271,252	288,172	1,119,616		1,121,255		1,119,928

Operating expense / thousand GTM	$12.01	$11.43	$12.60	(a)	$10.98	(b)	$10.24

Thousand GTM / average employee	6,660	6,990	27,360		27,058		26,965

Compensation
Average employees	40,729	41,228	40,922		41,439		41,532

Compensation and benefits / average employee	$23,025	$23,742	$94,923		$91,054		$91,883

Compensation and benefits / thousand GTM	$3.45	$3.40	$3.47		$3.36		$3.41

Fuel (c)
GTM / gallon of fuel	782	773	791		778		758

Gallons of fuel used (in millions)	347	373	1,415		1,442		1,478

Average price per gallon of fuel (d)	$2.63	$2.57	$3.16		$2.22		$1.85

Velocity
Locomotive miles per day	287.5	294.5	289.6		291.1		289.1

Car miles per day	219.7	202.9	207.1		198.2		193.0

*	Certain comparative prior period amounts have been adjusted to conform to the current period presentation.

(a)	Second quarter 2008 includes a $175 million increase in expense related to environmental matters in Montana and $15 million for additional personal injury accruals.

(b)	2007 includes a first-quarter charge of $81 million for additional environmental expenses and a technology system write-off.

(c)	Fuel statistics are based on locomotive diesel fuel.

(d)	Includes handling, taxes and hedge effect.

Burlington Northern Santa Fe Corporation
Operating Statistics *
						2008
	1st	2nd		3rd	4th	Full
	Quarter	Quarter		Quarter	Quarter	Year

Revenue Statistics

Cars / units (in thousands)	2,486	2,509		2,590	2,409	9,994

Average revenue per car / unit	$1,667	$1,733		$1,840	$1,762	$1,751

Average length of haul (miles)	1,087	1,096		1,081	1,097	1,090

Revenue ton miles (in millions)	167,936	164,373		170,134	161,941	664,384

Freight revenue / thousand GTM	$14.65	$15.58		$16.64	$15.65	$15.63

Freight revenue / thousand RTM	$24.67	$26.46		$28.01	$26.21	$26.34

Operating / Productivity Statistics

Operating Expense
Gross ton miles (in millions)	282,818	279,060		286,486	271,252	1,119,616

Operating expense / thousand GTM	$11.97	$13.49	(a)	$12.91	$12.01	$12.60

Thousand GTM / average employee	6,991	6,740		6,970	6,660	27,360

Compensation
Average employees	40,453	41,404		41,103	40,729	40,922

Compensation and benefits / average employee	$24,297	$22,963		$24,646	$23,025	$94,923

Compensation and benefits / thousand GTM	$3.48	$3.41		$3.54	$3.45	$3.47

Fuel (b)
GTM / gallon of fuel	777	786		821	782	791

Gallons of fuel used (in millions)	364	355		349	347	1,415

Average price per gallon of fuel (c)	$2.77	$3.51		$3.72	$2.63	$3.16

Velocity
Locomotive miles per day	296.2	287.4		287.4	287.5	289.6

Car miles per day	202.0	202.5		205.5	219.7	207.1

* Certain interim period amounts have been reclassified to conform with the current period presentation.

(a) Second quarter 2008 includes a $175 million increase in expense related to environmental matters in Montana and $15 million for additional personal injury accruals.

(b) Fuel statistics are based on locomotive diesel fuel.

(c) Includes handling, taxes and hedge effect.

Burlington Northern Santa Fe Corporation
Revenue Statistics by Commodity

	Three Months						07-08
	Ended December 31,		Percent	Year Ended December 31,			Percent
Revenues (in millions)	2008	2007	Change	2008	2007	2006	Change

Domestic Intermodal	$681	$700	(2.7)%	$2,830	$2,541	$2,564	11.4%
International Intermodal	626	664	(5.7)	2,721	2,627	2,576	3.6
Automotive	114	133	(14.3)	513	496	473	3.4
Total Consumer Products	1,421	1,497	(5.1)	6,064	5,664	5,613	7.1

Industrial Products	919	926	(0.8)	4,028	3,684	3,589	9.3
Coal	1,067	894	19.4	3,970	3,279	2,916	21.1
Agricultural Products	838	804	4.2	3,441	2,722	2,427	26.4
Total freight revenue	4,245	4,121	3.0	17,503	15,349	14,545	14.0
Other revenue	128	124	3.2	515	453	440	13.7
Total revenues	$4,373	$4,245	3.0%	$18,018	$15,802	$14,985	14.0%

Cars/units (in thousands)
Domestic Intermodal	534	551	(3.1)%	2,132	2,097	2,151	1.7%
International Intermodal	599	673	(11.0)	2,542	2,886	3,195	(11.9)
Automotive	30	42	(28.6)	144	166	174	(13.3)
Total Consumer Products	1,163	1,266	(8.1)	4,818	5,149	5,520	(6.4)

Industrial Products	353	412	(14.3)	1,598	1,664	1,686	(4.0)
Coal	648	640	1.3	2,516	2,472	2,458	1.8
Agricultural Products	245	282	(13.1)	1,062	1,033	973	2.8
Total cars/units	2,409	2,600	(7.3)%	9,994	10,318	10,637	(3.1)%

Average revenue per car/unit
Domestic Intermodal	$1,275	$1,270	0.4%	$1,327	$1,212	$1,192	9.5%
International Intermodal	1,045	987	5.9	1,070	910	806	17.6
Automotive	3,800	3,167	20.0	3,563	2,988	2,718	19.2
Total Consumer Products	1,222	1,182	3.4	1,259	1,100	1,017	14.5

Industrial Products	2,603	2,248	15.8	2,521	2,214	2,129	13.9
Coal	1,647	1,397	17.9	1,578	1,326	1,186	19.0
Agricultural Products	3,420	2,851	20.0	3,240	2,635	2,494	23.0
Average revenue per car/unit	$1,762	$1,585	11.2%	$1,751	$1,488	$1,367	17.7%

Revenue ton miles (in millions)
Domestic Intermodal	13,604	13,737	(1.0)%	54,555	52,492	53,904	3.9%
International Intermodal	16,748	20,039	(16.4)	74,942	82,526	84,728	(9.2)
Automotive	1,068	1,576	(32.2)	5,304	6,123	6,004	(13.4)
Total Consumer Products	31,420	35,352	(11.1)	134,801	141,141	144,636	(4.5)

Industrial Products	25,069	28,637	(12.5)	113,125	117,338	120,130	(3.6)
Coal	75,943	73,156	3.8	291,513	280,365	271,499	4.0
Agricultural Products	29,509	33,101	(10.9)	124,945	118,728	111,592	5.2
Total revenue ton miles	161,941	170,246	(4.9)%	664,384	657,572	647,857	1.0%

Freight revenue per thousand ton miles
Domestic Intermodal	$50.06	$50.96	(1.8)%	$51.87	$48.41	$47.57	7.1%
International Intermodal	37.38	33.14	12.8	36.31	31.83	30.40	14.1
Automotive	106.74	84.39	26.5	96.72	81.01	78.78	19.4
Total Consumer Products	45.23	42.35	6.8	44.98	40.13	38.81	12.1

Industrial Products	36.66	32.34	13.4	35.61	31.40	29.88	13.4
Coal	14.05	12.22	15.0	13.62	11.70	10.74	16.4
Agricultural Products	28.40	24.29	16.9	27.54	22.93	21.75	20.1
Freight revenue per thousand ton miles	$26.21	$24.21	8.3%	$26.34	$23.34	$22.45	12.9%

Burlington Northern Santa Fe Corporation
Revenue Statistics by Commodity
					2008
	1st	2nd	3rd	4th	Full
Revenues (in millions)	Quarter	Quarter	Quarter	Quarter	Year

Domestic Intermodal	$636	$730	$783	$681	$2,830
International Intermodal	619	700	776	626	2,721
Automotive	129	143	127	114	513
Total Consumer Products	1,384	1,573	1,686	1,421	6,064

Industrial Products	939	1,046	1,124	919	4,028
Coal	954	902	1,047	1,067	3,970
Agricultural Products	866	828	909	838	3,441
Total freight revenue	4,143	4,349	4,766	4,245	17,503
Other revenue	118	129	140	128	515
Total revenues	$4,261	$4,478	$4,906	$4,373	$18,018

Cars/units (in thousands)
Domestic Intermodal	504	539	555	534	2,132
International Intermodal	622	654	667	599	2,542
Automotive	39	43	32	30	144
Total Consumer Products	1,165	1,236	1,254	1,163	4,818

Industrial Products	403	422	420	353	1,598
Coal	634	589	645	648	2,516
Agricultural Products	284	262	271	245	1,062
Total cars/units	2,486	2,509	2,590	2,409	9,994

Average revenue per car/unit
Domestic Intermodal	$1,262	$1,354	$1,411	$1,275	$1,327
International Intermodal	995	1,070	1,163	1,045	1,070
Automotive	3,308	3,326	3,969	3,800	3,563
Total Consumer Products	1,188	1,273	1,344	1,222	1,259

Industrial Products	2,330	2,479	2,676	2,603	2,521
Coal	1,505	1,531	1,623	1,647	1,578
Agricultural Products	3,049	3,160	3,354	3,420	3,240
Average revenue per car/unit	$1,667	$1,733	$1,840	$1,762	$1,751

Revenue ton miles (in millions)
Domestic Intermodal	12,795	13,907	14,249	13,604	54,555
International Intermodal	18,996	19,642	19,556	16,748	74,942
Automotive	1,457	1,548	1,231	1,068	5,304
Total Consumer Products	33,248	35,097	35,036	31,420	134,801

Industrial Products	28,355	30,144	29,557	25,069	113,125
Coal	72,310	68,259	75,001	75,943	291,513
Agricultural Products	34,023	30,873	30,540	29,509	124,945
Total revenue ton miles	167,936	164,373	170,134	161,941	664,384

Freight revenue per thousand ton miles
Domestic Intermodal	$49.71	$52.49	$54.95	$50.06	$51.87
International Intermodal	32.59	35.64	39.68	37.38	36.31
Automotive	88.54	92.38	103.17	106.74	96.72
Total Consumer Products	41.63	44.82	48.12	45.23	44.98

Industrial Products	33.12	34.70	38.03	36.66	35.61
Coal	13.19	13.21	13.96	14.05	13.62
Agricultural Products	25.45	26.82	29.76	28.40	27.54
Freight revenue per thousand ton miles	$24.67	$26.46	$28.01	$26.21	$26.34

Burlington Northern Santa Fe Corporation
Capital Expenditures

	Three Months
	Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007	2006
Capital expenditures (in millions)
Engineering
Rail	$92	$71	$429	$376	$304
Ties	72	60	358	316	311
Surfacing	48	41	230	235	214
Other	142	99	544	432	397
Total engineering	354	271	1,561	1,359	1,226
Mechanical	52	39	168	141	152
Other	33	31	133	105	121
Total replacement capital	439	341	1,862	1,605	1,499

Information services	12	26	83	75	65
New locomotive and freight car acquisitions	−	−	8	−	−
Terminal and line expansion	12	106	222	568	450
Total capital expenditures	$463	$473	$2,175	$2,248	$2,014

Track miles of rail laid
Replacement capital	186	174	885	773	692
Expansion projects	5	36	48	183	125
Total	191	210	933	956	817

Cross ties inserted (thousands)
Replacement capital	651	479	3,038	2,708	2,638
Expansion projects	9	87	129	418	319
Total	660	566	3,167	3,126	2,957

Track resurfaced (miles)	2,397	1,869	13,005	11,687	12,588

Burlington Northern Santa Fe Corporation
Capital Expenditures *

					2008
	1st	2nd	3rd	4th	Full
	Quarter	Quarter	Quarter	Quarter	Year

Capital expenditures (in millions)
Engineering
Rail	$87	$122	$128	$92	$429
Ties	71	107	108	72	358
Surfacing	40	69	73	48	230
Other	100	130	172	142	544
Total engineering	298	428	481	354	1,561
Mechanical	36	33	47	52	168
Other	29	22	49	33	133
Total replacement capital	363	483	577	439	1,862

Information services	23	20	28	12	83
New locomotive and freight car acquisitions	−	8	−	−	8
Terminal and line expansion	82	63	65	12	222
Total capital expenditures	$468	$574	$670	$463	$2,175

Track miles of rail laid
Replacement capital	153	251	295	186	885
Expansion projects	13	10	20	5	48
Total	166	261	315	191	933

Cross ties inserted (thousands)
Replacement capital	540	839	1,008	651	3,038
Expansion projects	33	34	53	9	129
Total	573	873	1,061	660	3,167

Track resurfaced (miles)	2,015	4,128	4,465	2,397	13,005

* Certain interim period amounts have been reclassified to conform with the current period presentation.

Burlington Northern Santa Fe Corporation
Outstanding Debt
(Dollars in millions)

	December 31,
	2008	2007

Notes and debentures, weighted average rate of 6.2 percent, due 2009 to 2097 *	$7,593	$6,376

Equipment obligations, weighted average rate of 6.6 percent, due 2009 to 2016	244	297

Capitalized lease obligations, weighted average rate of 5.3 percent, due 2009 to 2028	1,281	938

Mortgage bonds, weighted average rate of 5.4 percent, due 2009 to 2047	97	102

Financing obligations, weighted average rate of 6.2 percent, due 2009 to 2028	278	211

Commercial paper, weighted average rate of 4.7 percent	100	261

Unamortized discount and other, net	(38)	(39)

Total outstanding debt	9,555	8,146

Less: current portion of long-term debt	(456)	(411)

Long-term debt	$9,099	$7,735

* Notes and debentures include a fair value adjustment increase for hedges of $73 million and $6 million at December 31, 2008 and 2007, respectively.